STANDPOINT MULTI-ASSET FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
July 31, 2020 (Unaudited)

Exchange-Traded Funds — 48.81%	Shares	Fair Value
iShares Core MSCI EAFE ETF	7,800	$455,208
iShares Core S&P Total U.S. Stock Market ETF	10,500	771,120
Schwab International Equity ETF	15,200	463,144
Schwab Short-Term Treasury ETF	4,000	206,520
Schwab U.S. Broad Market ETF	10,000	776,800
SPDR Portfolio Developed World EX-US ETF	16,300	461,616
SPDR Portfolio Total Stock Market ETF	19,400	774,254
Vanguard FTSE Developed Markets ETF	11,600	461,796
Vanguard Short-Term Treasury ETF	2,500	155,525
Vanguard Total Stock Market ETF	4,700	777,944
Total Exchange-Traded Funds
(Cost $5,290,310)		5,303,927

Money Market Funds - 3.71%
Fidelity Investments Money Market Government Portfolio, Class I, 0.05%(a)	402,626	402,626
TOTAL MONEY MARKET FUNDS
(Cost $402,626)		402,626

Total Investments — 52.52%
(Cost $5,692,936)		5,706,553

Other Assets in Excess of Liabilities — 47.48%(b)		5,158,693

Net Assets — 100.00%		$10,865,246

(a)	Rate disclosed is the seven day effective yield as of July 31, 2020.
(b)	Includes cash held as margin for futures contracts.

See accompanying notes which are an integral part of this schedule of investments.

STANDPOINT MULTI-ASSET FUND
CONSOLIDATED SCHEDULE OF FUTURES CONTRACTS
July 31, 2020 (Unaudited)

LONG CONTRACTS	Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)

10 Year US Treasury Note Future	18	September 2020	$2,521,406	$20,625
2 Year US Treasury Note Future	11	October 2020	2,430,828	3,125
5 Year US Treasury Note Future	18	October 2020	2,270,250	14,992
Australian Dollar Future	2	September 2020	142,940	1,150
Canadian 10 Year Bond Future	3	September 2020	346,504	2,752
Copper Future(a)	1	September 2020	71,700	(275)
Euro FX Future	9	September 2020	1,327,444	19,681
Euro-BTP Italian Government Bond Future	2	September 2020	346,185	(146)
Eurodollar Future	8	September 2020	1,995,600	1,350
Gold Future(a)	3	December 2020	595,770	7,840
ICE EUA Future(a)	2	December 2020	61,894	(4,959)
LME Copper Future(a)	1	September 2020	160,381	(1,431)
Long Gilt Future	3	September 2020	544,166	2,671
Silver Future(a)	1	September 2020	121,080	22,930
Swiss Franc Future	1	September 2020	136,950	(738)
				$89,567

SHORT CONTRACTS
Brent Crude Future(a)	(10)	November 2020	$(441,700)	$(46,990)
Cocoa Future(a)	(1)	September 2020	(24,000)	(2,440)
Coffee 'C' Future(a)	(1)	September 2020	(44,606)	(7,219)
Corn Future(a)	(7)	December 2020	(114,450)	4,375
Crude Oil Future(a)	(8)	November 2020	(329,760)	(45,930)
Crude Soybean Oil Future(a)	(1)	December 2020	(18,456)	(1,290)
Hard Red Winter Wheat Future(a)	(1)	September 2020	(22,125)	(37)
Lean Hog Future(a)	(1)	October 2020	(19,850)	90
London Cocoa Future(a)	(1)	March 2021	(21,366)	(1,078)
Low Sulphur Gas Oil Future(a)	(4)	September 2020	(147,000)	3,025
Natural Gas Future(a)	(6)	August 2020	(107,940)	2,310
NY Harbor ULSD Future(a)	(2)	September 2020	(102,816)	1,109
Soybean Meal Future(a)	(2)	December 2020	(59,460)	(60)
				$(94,135)

Total Open Futures Contracts				$(4,568)

(a)	Holding of the Standpoint Multi-Asset (Cayman) Fund, Ltd.

See accompanying notes which are an integral part of this schedule of investments.

At July 31, 2020, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$70,124
Gross unrealized depreciation	(56,507)
Net unrealized appreciation/(depreciation) on investments	$13,617
Tax cost of investments	$5,692,936

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments

July 31, 2020

(Unaudited)

The Standpoint Multi-Asset Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Standpoint Asset Management, LLC (the “Adviser”) seeks to achieve a positive absolute return in all market conditions and

Securities Valuation and Fair Value Measurements – Fair value is defined as the price the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (“Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments - continued

July 31, 2020

(Unaudited)

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, Standpoint Asset Management, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of July 31, 2020:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$5,303,927	$-	$-	$5,303,927
Money Market Funds	402,626	-	-	402,626
Long Futures Contracts(a)	89,567	-	-	89,567
Total	$5,796,120	$-	$-	$5,796,120

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Futures Contracts(a)	$(94,135)	$-	$-	$(94,135)
Total	$(94,135)	$-	$-	$(94,135)

(a)	The amount shown represents the net unrealized appreciation/(depreciation) of the futures contracts.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Consolidation of Subsidiary – Standpoint Multi-Asset (Cayman) Fund, Ltd. (the “CFC”) – The Consolidated Schedule of Investments of the Fund include the accounts of the CFC, which is a wholly-owned and controlled foreign subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. As of July 31, 2020, the net assets of the CFC were $1,007,429, which represented 9.27% of the Fund's net assets.

Standpoint Multi-Asset Fund

Related Notes to the Consolidated Schedule of Investments - continued

July 31, 2020

(Unaudited)

Futures Contracts – The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.

The value of the derivative instruments outstanding as of July 31, 2020, as disclosed in the Consolidated Schedule of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the Fund.